300+ Series

Certificates under Group Annuity Contracts

Equitable Financial Life Insurance Company

Separate Account No. 301

Summary Prospectus for Existing Investors

May 1, 2023

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. The statutory prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for the contract contain more information about the contract’s features, benefits, and risks. The Prospectus and SAI are incorporated by reference into this updating Summary Prospectus. You can find the current Prospectus, SAI and other information about the contract online at www.equitable.com/ICSR#EQH147068. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

The 300+ Series (“300+”) is an investment program that allows employer plan assets to accumulate on a tax deferred basis. This Summary Prospectus only describes 300+. The contracts provide for the accumulation of retirement savings and for income. They also offer a number of payout options.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Updated Information About Your Contract

INVESTMENT OPTIONS

There have been changes to the Appendix “Portfolio Companies available under the contract” in this Summary Prospectus.

OTHER

New age for beginning lifetime required minimum distributions from tax-qualified contracts: Effective for distributions made after December 31, 2022, the age after which lifetime required minimum distributions must begin for all traditional IRAs (including SEP IRAs and SIMPLE IRAs), as well as all other tax-favored and tax-qualified employer sponsored plans under Internal Revenue Code Sections 401(a), including 401(k) (qualified plans), 403(b) (TSAs) and 457(b) plans (EDCs) has increased from 72 to 73 for individuals who attain age 72 after December 31, 2022, and attain age 73 before January 1, 2033. This age will further increase to age 75 for individuals who attain age 74 after December 31, 2032. If you were born on or after January 1, 1951, you are impacted by this change. All other requirements for the timing of lifetime required minimum distributions remain the same. This means, for example, if you were born before January 1, 1951, then the increase in the age when lifetime required minimum distributions must begin does not apply to you and you must begin and/or continue to take lifetime required minimum distributions as required before the passage of the newly passed SECURE 2.0. Please consult your tax adviser about your individual circumstances.

Important information you should consider about the contract

FEES AND EXPENSES
Charges for Early Withdrawals	There is no contingent withdrawal charge if you surrender or withdraw money from the Certificate. For additional information about charges see “Charges and expenses” in the Prospectus.
Transaction Charges

You may be charged for other transactions (if you elect an annuity payout option).

For additional information about transaction charges see “Annuity administrative charge” and “Charges for state premium and other applicable taxes” in “Charges and expenses” in the Prospectus.

Ongoing Fees and Expenses (annual charges)

The following tables describe the fees and expenses that you may pay each year under the contract, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base contract(1)	0.39%	0.39%
	Investment options(2) (Portfolio fees and expenses)	0.57%	1.40%
	Participant Service Charge(3)	$15.00	$30.00

(1)  Expressed as an annual percentage of average daily net assets in the variable investment options. The base contract expense includes an administrative charge (0.25%) and fund related other expenses (0.14%). The fund related other expenses vary by Fund and will fluctuate from year to year based on actual expenses. The fee of 0.14% represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2022. These expenses are based on the expenses incurred during the fiscal year ended December 31, 2022.

(2)  Expressed as an annual percentage of average daily net assets in the Portfolios. Portfolio fees and expenses may be based, in part, on estimated amounts of such expenses.

(3)  We deduct this fee on a quarterly basis per participant.

Because the Certificate is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Certificate, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Certificate.

Lowest Annual Cost $908	Highest Annual Cost $1,627
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Base contract, Portfolio fees and expenses • No sales charges • No additional contributions, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive Base contract, Portfolio fees and expenses • No sales charges • No additional contributions, transfers or withdrawals
For additional information about ongoing fees and expenses see “Fee table” in the Prospectus.

RISKS
Risk of Loss

The Certificate is subject to the risk of loss. You could lose some or all of your account value.

For additional information about the risk of loss see “Principal risks of investing in the Certificate” in the Prospectus.

Not a Short-Term Investment

The Certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash because it is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Certificate as a short-term investment or savings vehicle. Any withdrawals may be subject to federal and state income taxes and penalties.

For additional information about the investment profile of the contract see “Fee table” in the Prospectus.

Risks Associated with Investment Options

An investment in the Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Certificate, each of which has its own unique risks. You should review the investment options available under the Certificate before making an investment decision.

For additional information about the risks associated with investment options see “Portfolios of the trusts” in “Investment options” and “Appendix: Portfolio Companies Available Under the Contract” later in the Prospectus.

Insurance Company Risks

An investment in the Certificate is subject to the risks related to the Company. The Company is solely responsible to the Certificate owner for the Certificate’s account value. The general obligations under the Certificate, including the guaranteed interest option, are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained upon request by calling 1-800-789-7771.

For additional information about insurance company risks see “About the general account” in “More information” in the Prospectus.

RESTRICTIONS
Investments

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring account value from any variable investment option to another variable investment option.

You may transfer accumulated amounts among the investment options under your contract at any time and in any amount, subject to certain transfer limitations described later in the Prospectus.

For more information see “About Separate Account No. 301” in “More information” in the Prospectus.

For additional information about the investment options see “Investment options” in the Prospectus.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract. For additional information about tax implications see “Tax information” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the Certificate, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the certificates” in “More information” in the Prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your Certificate if you determine, after comparing the features, fees, and risks of both contracts/certificates, that it is preferable to purchase the new contract rather than continue to own your existing Certificates.

Appendix: Portfolio Companies Available Under the Contract

The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH147068. You can also request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current		Average Annual Total Returns (as of 12/31/2022)
TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Expenses		1 year	5 year	10 year
Equity	1290 VT Small Cap Value — Equitable Investment Management Group, LLC (“EIMG”); BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.15	%^	0.07%	8.76%	—
Equity	EQ/Capital Group Research — EIMG; Capital International, Inc.	0.97	%^	-18.97%	9.23%	12.11%
Equity	EQ/Common Stock Index — EIMG; AllianceBernstein L.P.	0.68%		-19.46%	8.13%	11.43%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.EAP.	0.93	%^	-12.86%	0.91%	1.03%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.54	%^	-18.55%	8.81%	11.89%
Fixed Income	EQ/Intermediate Government Bond — EIMG; SSGA Funds Management, Inc.	0.65	%^	-7.67%	-0.21%	0.01%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.75	%^	-11.89%	1.03%	3.90%
Equity	EQ/International Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Harris Associates L.P.	1.07%		-13.63%	0.33%	3.09%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC	0.87%		-30.57%	8.14%	12.18%
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P.	0.86%		-11.60%	5.67%	9.46%
Asset Allocation	EQ/Moderate Allocation† — EIMG	1.08%		-15.47%	2.33%	4.25%
Money Market	EQ/Money Market* — EIMG; BNY Mellon Investment Adviser, Inc.	0.69%		1.11%	0.85%	0.46%
Equity	Multimanager Aggressive Equity — EIMG; AllianceBernstein L.P.	0.99%		-32.15%	8.59%	12.39%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., Wellington Management Company LLP	1.25	%^	-37.29%	10.37%	15.05%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

300+ Series

Issued by

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

(212) 554-1234

This Summary Prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Prospectus and Statement of Additional Information (“SAI”) that includes additional information about the 300+ Series, the Company and Separate Account No. 301. The Prospectus and SAI, each dated May 1, 2023, are incorporated by reference into this Summary Prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call 1-877-522-5035. The SAI is also available at our website, www.equitable.com/ICSR#EQH147068.

Class/Contract Identifier: C000024813